TEMPLETON INSTITUTIONAL FUNDS, INC.

                                      TIFI

                             Emerging Markets Series

                               SEMI-ANNUAL REPORT

                              [TEMPLETON LOGO GRAPHIC]

                                  JUNE 30, 1997

                           [FRANKLIN TEMPLETON LOGO]

Mutual funds, annuities, and other investment products:

         -        are not FDIC insured;

         - are not deposits or obligations of, or guaranteed by, any financial institution;

         - are subject to investment risks, including possible loss of the principal amount invested.




Investing in developing markets involves special considerations, which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. These special risk considerations are discussed in the Fund's prospectus. The Fund is designed for the aggressive portion of a well-diversified portfolio.

June 30, 1997

Dear Shareholder...

         Following a rebound in returns for several emerging markets in 1996, the unmanaged International Finance Corporation Investable Composite Index ("IFC Index") increased 6.0% for the second quarter of 1997 compared to a 9.6% return during the same period for the Templeton Institutional Funds, Inc., Emerging Markets Series (the "Fund"). For the one- and three-year periods ending June 30, 1997, the Fund returned 24.7% and 12.7%, respectively, versus an IFC Index return of 13.2% and 6.2%, respectively. At Templeton, we continue to be optimistic on emerging markets for the long term. Over the last six months, we have seen strong gains in emerging market equity prices, underpinned by strong economic fundamentals and high capital inflows from developed market countries.

                 As in 1996, the Latin America region has been the star performer in 1997. A combination of improved macroeconomic management, cyclical economic recovery and an improved export position


                           TOTAL RETURNS AS OF 6/30/97

                                                                     CUMULATIVE
                                     ONE-YEAR       THREE-YEAR          SINCE
                                     AVERAGE          AVERAGE       INCEPTION(1),(3)
                                     ANNUAL(1),(2)  ANNUAL(1),(2)      (05/03/93)

   TIFI Emerging Markets Series         24.7%           12.7%            65.5%
   IFC Investable Composite Index(4)    13.2%            6.2%            68.6%

(1) The Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to 1.6% of average net assets through April 30, 1998. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1998, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1996.

(2) Average annual total return figures represent the average annual change in value of an investment over the specified periods.

(3) The cumulative total return represents the change in value of an investment over the period(s) indicated.

(4) The index is unmanaged, does not contain cash and does not include sales charges or management expenses. The index includes reinvested dividends. One cannot invest directly in an index.

All calculations assume that dividends and capital gains were reinvested when paid. Investment return and principal value will fluctuate with market conditions, volatility and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

                                                                    continued...
[PHOTO OF MARK MOBIUS APPEARS HERE]

MARK MOBIUS JOINED TEMPLETON IN 1987 AS MANAGING DIRECTOR OF ITS FAR EAST DIVISION IN HONG KONG, WITH RESPONSIBILITY FOR THE TEMPLETON GROUP'S RESEARCH EXPERTISE, PRINCIPALLY IN EMERGING MARKETS COUNTRIES. IN THIS CAPACITY, HE DIRECTS THE ANALYSTS BASED IN HONG KONG AND SINGAPORE AND MANAGES OUR EMERGING MARKETS PORTFOLIOS. DR. MOBIUS HAS SPENT OVER TWENTY YEARS WORKING IN ASIA, AND HAS EXTENSIVE EXPERIENCE IN ECONOMIC RESEARCH AND ANALYSIS.

PRIOR TO JOINING TEMPLETON, FROM 1983 TO 1986 HE WAS PRESIDENT OF INTERNATIONAL INVESTMENT TRUST COMPANY LTD. IN TAIPEI, TAIWAN - THAT COUNTRY'S FIRST AND LARGEST INVESTMENT MANAGEMENT FIRM. BEFORE THAT, HE SERVED AS A DIRECTOR AT VICKERS DA COSTA, AN INTERNATIONAL SECURITIES FIRM. INITIALLY, HE STARTED IN THAT FIRM'S HONG KONG OFFICE IN 1980, AND THEN MOVED TO TAIWAN IN 1983 TO OPEN THAT FIRM'S OFFICE THERE AND TO DIRECT OPERATIONS IN INDIA, INDONESIA, THAILAND, THE PHILIPPINES, AND KOREA. BEFORE JOINING VICKERS, DR. MOBIUS OPERATED HIS OWN CONSULTING FIRM IN HONG KONG FOR TEN YEARS, AND WAS A RESEARCH SCIENTIST FOR MONSANTO OVERSEAS ENTERPRISES COMPANY IN HONG KONG AND THE AMERICAN INSTITUTE FOR RESEARCH IN KOREA AND THAILAND.

DR. MOBIUS HOLDS BACHELORS AND MASTERS DEGREES FROM BOSTON UNIVERSITY, AND RECEIVED HIS PH.D. IN ECONOMICS AND POLITICAL SCIENCE IN 1964 FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE ALSO STUDIED AT THE UNIVERSITY OF WISCONSIN, UNIVERSITY OF NEW MEXICO, AND KYOTO UNIVERSITY IN JAPAN.

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES letter continued

GEOGRAPHIC DISTRIBUTION ON 6/30/97
(% of Long Term Securities)
[PIE CHART APPEARS HERE]

Middle-East/Africa                      4.7%
Europe                                 17.8%
Latin America/Caribbean                36.2%
Asia                                   41.3%

FUND ASSET ALLOCATION ON 6/30/97
[PIE CHART]

Short-term & Other                     12.3%
Equity*                                87.7%

*Equity includes convertibles and preferred stocks.

has driven strong growth in equity prices in the region, particularly in Brazil, which saw unrelenting gains during the reporting period. A markedly different economic landscape emerged in Brazil and foreign investors appeared comfortable with Brazil's long-term economic prospects. Obviously, much was achieved when President Cardoso embarked on an innovative anti-inflation strategy, which brought inflation down to single digits. However, we believe that much still needs to be done structurally in Brazil in order to justify the new-found optimism in this country. The general outlook for the Latin American economies is the best that we have seen in many years, and this may help boost stock markets in the region further.

         Asia was much more mixed over the latest quarter, with many countries suffering from oversupply in key sectors and a cyclical decline in exports over the period. Stock prices in Malaysia, the Philippines, Singapore and Thailand have fallen substantially since the beginning of the year, but recently, the market in Thailand has picked up. Looking forward, we believe that Asia's exports have the potential to recover over the rest of the year and into 1998, if driven by stronger demand from the U.S. and Europe. Should a significant rebound in exports occur, it could help to drive faster economic growth and help to bolster some of the more moribund stock markets in the region, particularly South Korea and Thailand. The outlook for world demand is the strongest it has been since the 1960's, and inventory levels in the U.S. and other countries are generally very low. In our view, this may benefit exporters in Latin America and Eastern Europe as well as in Asia. There are already signs that a cyclical recovery in Asia's exports may take hold and, if so, Asian stock markets may be positioned for a stronger 1997/98 performance.

         As China assumed sovereignty over Hong Kong, many people believed that this would ultimately mean an end to economic and personal freedoms in the territory. We believe that this is unlikely, although developments following any major transfer of political power cannot be predicted. Under Chinese rule, Hong Kong has the chance to become much more than just an important island state. Hong Kong has the chance to become an even more important economic center for the most populous nation in the world (which will soon become one of the largest economies in the world). In our opinion, the citizens of Hong Kong are likely to prosper immeasurably from the reunification with China. Together, Hong Kong and China have the potential to become the largest economic superpower the world has ever known.

         Most commentators in Hong Kong have focused on the likelihood of continuity and prosperity after the handover. It is a mistake to take an inflexible position on the negative or positive side of the argument, but we believe that there is a better than 70% chance that Hong Kong will prosper as part of China. The overriding goal among China's leaders appears to be more pragmatic than perhaps at any time in China's modern history. The objective seems clear: enhance the livelihood and living standards of China's population. China needs the vibrant, modern, service-oriented Hong Kong as a blueprint for a market economy. Where Shenzhen and other special administrative regions of China are the drawing boards of Chinese capitalism, Hong Kong is a working model. As such, Hong Kong will be an indispensable tool in China's future economic development.

         Rather than being a negative factor for the Hong Kong economy and stock market, this momentous occasion could be a major positive. The territory could attract large capital inflows from the mainland in search of well-run companies, possibly driving the Hong Kong market to new highs. There will again be problems and crises for Hong Kong, but we are optimistic that Hong Kong will be able to surmount those problems because the people of Hong Kong see problems as simply opportunities in work clothes. Hong Kong is likely to change immeasurably in the next thirty years -- as it has done in the last thirty years -- but what makes Hong Kong special will remain the same.

         Elsewhere, we continue to seek bargain opportunities in Eastern Europe. The liquidity and depth of the capital markets in several Eastern European countries have improved, and we expect that will continue if more privatizations come to fruition. Hungary's capitalization has increased by more than twenty-six times since 1992, and it experienced a significant jump in equity turnover over the last few months that caught many local brokers by surprise. The Russian government recently launched a big sell-off in six state-owned oil companies. These share sales could give renewed impetus to the government's privatization and may also help to raise the much needed revenue to pay off the massive government debts. Boris Yeltsin has put together a team of pro-reform professionals under the leadership of the "father of Russia's privatization," Anatoly Chubais (Russia's first Deputy Prime Minister), to aggressively execute privatization schemes that will hopefully be conducted to the highest standards. Although investing in Russia involves political, economic, market and other significant risks, ultimately, we believe that if the government is proactive towards issues of corporate governance, that will build confidence among the foreign investor community and could subsequently lead to increased foreign capital inflows.

         This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

         Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political and other factors in the countries where the Fund is invested. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the

                        10 LARGEST INDUSTRIES ON 6/30/97*
                             (% of Total Portfolio)

   Banking                            21.7%
   Multi-Industry                      8.6%
   Telecommunications                  7.9%
   Utilities Electrical & Gas          5.8%
   Energy Sources                      5.5%
   Real Estate                         5.3%
   Building Materials and Components   4.6%
   Food and Household Products         4.6%
   Metals and Mining                   3.6%
   Chemicals                           2.8%


                        10 LARGEST POSITIONS ON 6/30/97*
                             (% of Total Portfolio)

   Eletrobras-Centrais Eletricas
   Brasileiras SA                      2.6%
   Telmex-Telefonos De Mexico SA       2.5%
   Telebras-Telecomunicacoes
   Brasileiras SA                      2.1%
   HSBC Holdings PLC                   2.0%
   Banco Comercial Portugues SA        1.8%
   Cementos Mexicanos SA De CV         1.7%
   Petrobras-Petroleo Brasileiro
     SA, pfd.                          1.6%
   New World Development
   Co. Ltd.                            1.5%
   Perez Companc SA                    1.5%
   Alpha Credit Bank                   1.5%

   *Allocations may change subject to market conditions

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES

letter continued

Total Return Index Comparison
$5,000,000 Investment:  05/03/93-06/30/97

[LINE GRAPH]

Periods ended June 30, 1997
                                                   SINCE
                                                  INCEPTION
                                      ONE-YEAR   (05/03/93)
 Average Annual Total Return(1),(2)    24.7%       12.9%
 Cumulative Total Return(1),(3)        24.7%       65.5%

(1) The Investment Manager and Fund Adminstrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to 1.6% of average net assets through April 30, 1998. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1998, these agreements may end at any time upon notice to the Board of Directors. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1996.

(2) Average annual total return figures represent the average annual change in value of an investment over the specified periods.

(3) The cumulative total return represents the change in value of an investment over the period(s) indicated.

         All calculations assume that dividends and capital gains were reinvested when paid.

         Investment return and principal value will fluctuate with market conditions, volatility and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus.

         Despite strong growth in the first half of 1997, in our opinion the emerging markets as a whole still represent good value. The key to investing in the emerging markets is to take a long term view. Our fundamental investment philosophy, including a long term outlook, patience, and bottom-up value investing remains unchanged. We thank you and appreciate your continued confidence in us.

Best regards,

/S/Donald F. Reed
-----------------
Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.



/S/J. Mark Mobius
-----------------
J. Mark Mobius, Ph.D.
Managing Director
Templeton Asset Management Ltd.


For more complete portfolio information, call Templeton Fund Information, toll-free, at 1-800-362-6243.

The following are Dr. Mobius's thoughts regarding a recent visit to Argentina with the emerging markets research team.

Country FOCUS

BUENOS AIRES, Argentina -- The economic successes of the 1990's have brought about a major overhaul of the Buenos Aires landscape. In particular, the prosperous, thriving center of the city has enveloped run-down areas close to the river (Rio de la Plata). It was very encouraging to see that the previously run-down, old shipping dockyards of the port have now been converted into modern lofts and offices -- evidence of Argentina's new-found prosperity. Such is the attraction of this redevelopment that many corporations are clamoring to establish their headquarters there. We have also purchased office space in this area, which will eventually become our Argentina emerging markets office.

         The successful implementation of such a large redevelopment project would have been impossible only a few years ago when hyperinflation was the norm and budgets for projects could be rendered worthless in only a few months. It is testament to the dramatic overhaul that has been accomplished by the government and the strength of the real estate and construction sectors. The project was carried out by most of the large real estate and construction companies in Argentina, among them a company in which George Soros has an investment. These developments illustrate the transformation process which has been taking place in Argentina since 1991, when the economy started to open up and the government started to overcome years of hyperinflation.

         The new area is replete with trendy restaurants, usually packed with businessmen at lunch. Many of the restaurants are Italian because of the strong influence of Italian migration to Argentina at the beginning of the century. In Argentina, many people believe that Argentine pizza and ice-cream are better than those in Italy. It is also common to see enormous barbecue restaurants, serving Argentine steaks which are justifiably world famous. You can see Argentines enjoying steaks the size of a dinner plate, as if they were just having a light midday snack.

         One of the companies we visited on this trip was Argentina's largest oil and gas company. Our meeting with some of the company officials revealed some of the massive productivity and efficiency improvements that had been made by this former state-owned company since it was privatized. On our way to our next meeting, we drove by one of the gas stations operated

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES country focus continued...


by the company. It was very impressive to see that the complete refurbishment of their gas stations had been achieved. The gas station we saw had been modernized and came complete with a new attractive brand logo. Only a couple of years ago, gas stations had been pictures of neglect and inefficiency.

         There has also been tremendous improvement in the telecommunications sector in Argentina. Only recently, customers had to wait five years to get a telephone line installed. This now can take less than a week. There has also been significant investment in new technology. A couple of years ago, one could walk along one of the narrow streets of the business district, and sunlight would be completely blocked out by the thousands of telephones lines that were hanging from one office building to

[INSET GRAPHIC OF SOUTH AMERICA ON GLOBE WITH ARGENTINA HIGHLIGHTED]

[ENLARGED GRAPHIC OF SOUTHERN SOUTH AMERICA HIGHLIGHTING ARGENTINA] the next. Today, many of these cables have disappeared since the two listed national telephone companies have made significant investment in an underground network and fiber optic cables.

         In our meeting with one of these companies we learned that the international business of the national telephone companies had been significantly affected by the operation of so-called "callback" companies, which have undercut the national companies on international calls. Overall, there are 27 callback companies, which now account for approximately 20% of the international calls business. Of course, the national companies have been outraged by what they consider to be unlawful competition, although they still receive a settlement fee for the incoming call made through callback. However, the government is in the process of rebalancing the tariff structure on domestic and international calls. At the moment, the cost of the local calls are some of the cheapest in the world, whereas the cost of the long distance and international calls are some of the most expensive in the world. Under the new structure, international tariffs are expected to be lowered and domestic tariffs raised. The new plan has met with considerable hostility, and the government has agreed to ensure the changes do not have any impact on the bottom-line of the national companies. The changes should make the national companies more competitive against callback companies, and this will also help them prepare for the time when telecommunications is fully opened to international and domestic competition in the year 2000.

         We have seen many changes in Argentina in the ten years that Templeton has been investing there, and we are optimistic that Argentina has the potential to continue to develop and prosper in the next ten years. We have visited many companies on numerous occasions, and it is encouraging to hear them ask us for advice on how they can improve their operations, given our knowledge of similar operations in other countries. We are always pleased to oblige.*

*This letter reflects the strategies employed for the Fund during the past six months and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise.

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES spotlight...

The following are short descriptions of some companies held in the portfolio on June 30, 1997. This information is based on research, reports and other information provided to Templeton and has not been independently verified.*

Spotlight ON CURRENT HOLDINGS

Banco Frances del Rio de la Plata S.A. (0.34%) -- Founded in 1886, Banco Frances is one of Argentina's largest private banks in terms of total deposits. It provides a full range of financial services including commercial and consumer lending, mortgage financing, credit and debit cards, securities underwriting and distribution, trading and brokerage services, asset management, investment advisory services and other non-credit-related services such as cash management and payroll processing. While it serves a large variety of customers including large corporations, small and medium-sized businesses and individuals, its target market segment is the middle and upper income class individuals, mostly residents of Argentina, from whom lucrative fee income can be derived. Banco Frances takes deposits and extends loans in both Pesos and U.S. dollars. The bank's key strategy for its large corporate customers is to capitalize on its long experience in the local market by diversifying into more fee-generating services that these corporations require as they begin to access global capital markets. Banco Frances is currently one of the largest issuers of credit cards in the country with over 170,000 card holders. Banco Frances currently operates a total of over 70 branches with more than 90 automatic teller machines. It has about 2,500 full-time employees.

YPF S.A. (1.00%) -- YPF is one of Argentina's largest integrated oil and gas companies engaged in the exploration, development and production of oil and natural gas; and in the refining, marketing, transportation and distribution of oil and a wide range of petroleum products, petroleum derivatives, petrochemicals and liquid petroleum gas. Its proven reserves consist of approximately one billion barrels of oil and condensate and nine trillion cubic feet of gas, with the highest graded reserves located in the prolific Neuquen and Golfo San Jorge basins. YPF's three refineries have a combined annual refining capacity of approximately 126 million barrels, representing approximately half of Argentina's total refining capacity. YPF's retail distribution network for automotive petroleum products comprises

*These positions are subject to change as the Fund's portfolio is managed.

approximately 2,800 YPF-branded service stations, representing approximately half of all service stations in Argentina. To compete in the deregulated environment, YPF's new management, appointed in 1990, initiated a restructuring plan that included significant additional asset disposals, the creation of two strategic business units -- Upstream for exploration and development and Downstream for refining and marketing -- and a cost reduction program that included a substantial reduction in the number of domestic employees: from over 51,000 in 1990 to less than 6,000 at present. In addition to the facilities that transport 24,000 barrels of oil out of the Neuquen basin by rail and truck, YPF has recently completed an oil pipeline to Chile that can transport approximately 60,000 barrels a day.

Atanor S.A (0.14%) -- Founded in 1938, the company is engaged in the production and commercialization of a wide variety of agrochemical, chemical and petrochemical products. Its first factory was established in Munro (Greater Buenos Aires), for the production and sale of hydrogen peroxide. In 1949 it built its second plant, in the province of Cordoba, for the purpose of producing methanol. In 1974, together with YPF and Fabricaciones Militares it formed the company Petroquimica Rio Tercero, for the production of TDI, a petrochemical used for the production of mattresses. In 1981 it acquired a chemical complex in Baradero (Buenos Aires province) from the firm Rhodia, where it produces, among other products, aldehyde, acetic acid, acetic anhydride and ethyl acetate. At the end of 1985, through the acquisition of the firm Dericel, it incorporated the production of new chemical specialities. Atanor was completely privatized in 1988. The finished goods produced by the Company can be grouped into 3 categories (agrochemicals, chemicals and plastics) which reach a very wide spectrum of clients due to the enormous diversity of products. Its principal sales are currently directed at three sectors: agriculture, forestry and, to a lesser extent, textiles. The main products are acid 2.4D, trifluralyn, glifosato, and atrazyn (in agrochemicals); sodium hypochloride, acetic acid, caustic soda and hydrogen peroxide (in chemicals); and resins, phthalates and ureic glues (in plastics). The current capacity is approximately 160,000 tons.

Juan Minetti S.A. (0.05%) -- Founded in 1929, Juan Minetti is the second largest cement producer in Argentina covering 17% of total cement sales in the country with a total capacity of 2.1 Metric Tons. It operates 3 plants in the provinces of Cordoba, Mendoza and Jujuy, the most important of which is the plant at Malagueno outside the city of Cordoba with a nominal capacity of 900,000 tons and current production levels of 790,000 tons. A second plant is Puesto Viejo (province of Jujuy) with a nominal capacity of 950,000 tons and production of 720,000 tons. The third plant called Panquequa is located outside the city of Mendoza and has a nominal capacity of 260,000 tons and production of 230,000 tons. The Company produces five different types of cement under nine brands. Each of

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES spotlight continued...

the plants produces normal portland cement used in medium and low volume concrete, reinforced concrete structures, foundations and general applications; they also produce a variety of other more specialized cements for use in high volume applications. The Argentine cement market remains oligopolistic in structure, with market shares of major players holding steady over time. Cement manufacturers have historically avoided competition for market share, with relative profitability depending more upon relative costs of production. Juan Minetti has recently obtained the ISO 9002 certification.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Highlights
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

                                                                                                         PERIOD FROM
                                                   SIX MONTHS                                            MAY 3, 1993
                                                      ENDED             YEAR ENDED DECEMBER 31          (COMMENCEMENT
                                                  JUNE 30, 1997     ------------------------------    OF OPERATIONS) TO
                                                   (UNAUDITED)        1996        1995       1994     DECEMBER 31, 1993
                                                  -------------    ----------   --------   --------   -----------------
Net asset value, beginning of period               $     12.45     $    10.75   $  11.21   $  13.22       $   10.00
                                                    ----------     ----------   --------   --------        --------
Income from investment operations:
   Net investment income                                   .14            .15        .19        .17             .04
   Net realized and unrealized gain (loss)                2.31           1.86       (.34)     (1.65)           3.25
                                                    ----------     ----------   --------   --------        --------
Total from investment operations                          2.45           2.01       (.15)     (1.48)           3.29
                                                    ----------     ----------   --------   --------        --------
Distributions:
   Dividends from net investment income                   (.02)          (.15)      (.17)      (.17)           (.04)
   Distributions from net realized gains                  (.02)          (.16)      (.14)      (.36)           (.03)
                                                    ----------     ----------   --------   --------        --------
Total distributions                                       (.04)          (.31)      (.31)      (.53)           (.07)
                                                    ----------     ----------   --------   --------        --------
Change in net asset value for the period                  2.41           1.70       (.46)     (2.01)           3.22
                                                    ----------     ----------   --------   --------        --------
Net asset value, end of period                     $     14.86     $    12.45   $  10.75   $  11.21       $   13.22
                                                    ==========     ==========   ========   ========        ========
TOTAL RETURN*                                            19.70%        18.86%    (1.23)%   (11.39)%          32.93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                    $ 2,219,793     $1,565,537   $798,515   $582,878       $ 422,433
Ratio of expenses to average net assets                  1.58%**        1.56%      1.52%      1.66%           1.60%**
Ratio of expenses, net of fee waiver, to average
  net assets                                             1.58%**        1.56%      1.52%      1.60%           1.60%**
Ratio of net investment income to average net
  assets                                                 2.12%**        1.56%      2.00%      1.59%            .91%**
Portfolio turnover rate                                  6.59%          7.92%     13.47%     12.51%           9.42%
Average commission rate paid (per share)           $     .0024     $    .0019

 * NOT ANNUALIZED FOR PERIOD LESS THAN ONE YEAR.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Investment Portfolio, June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                                       SHARES / PRINCIPAL
                                                                                               IN
                   COUNTRY/ISSUE                                  INDUSTRY               LOCAL CURRENCY          VALUE
      ---------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES: 87.7%
      ---------------------------------------------------------------------------------------------------------------------
ARGENTINA: 6.6%
     Aluar Aluminio Argentino SA, B                   Misc Materials & Commodities              77,678       $      279,683
     Astra Cia Argentina de Petroleo SA               Energy Sources                         1,771,730            3,756,631
     Atanor Cia Nacional Para la Industria Quimica
        SA, D                                         Chemicals                              1,894,877            3,051,210
   * Banco Bansud SA, B                               Banking                                  140,066            2,128,438
     Banco de Galicia y Buenos Aires SA, B            Banking                                3,309,686           22,012,714
     Banco Frances del Rio de la Plata SA             Banking                                  693,363            7,510,248
   * Buenos Aires Embotelladora SA, ADR               Beverages & Tobacco                      375,300                3,753
     Capex SA, A                                      Utilities Electrical & Gas                51,205              481,399
     Central Costanera SA, B                          Utilities Electrical & Gas               297,468            1,026,419
     Ciadea SA                                        Automobiles                              424,725            1,826,593
  +* Garovaglio Y Zorraquin SA                        Chemicals                              1,257,372            4,527,218
     Juan Minetti SA                                  Building Materials & Components          219,914            1,055,746
     Juan Minetti SA, conv.                           Building Materials & Components           50,000               50,008
     Molinos Rio de Plata SA, B                       Food & Household Products              3,679,320           14,388,299
     Nobleza Piccardo Sdad Industrial
        Comercial y Financial                         Beverages & Tobacco                      182,597            1,205,321
     Perez Companc SA, B                              Energy Sources                         4,190,994           33,658,733
     Quilmes Industrial SA                            Beverages & Tobacco                      741,000            8,614,125
     Quilmes Industrial SA, reg                       Beverages & Tobacco                       44,000              451,000
   * Sevel Argentina SA, C                            Automobiles                              474,240              967,594
     Siderar, A                                       Metals & Mining                          225,447              926,726
   * Sociedad Comercial del Plata Cadelplata Come     Multi-Industry                         4,431,890           14,450,129
     Transportadora de Gas del Sur SA, B              Energy Sources                           352,647              853,534
     YPF Sociedad Anonima, ADR                        Energy Sources                           722,810           22,226,408
   * Zanella Hermanos SA                              Automobiles                              743,582              159,894
                                                                                                              -------------
                                                                                                                145,611,823
      ---------------------------------------------------------------------------------------------------------------------
BRAZIL: 11.3%
     Aracruz Celulose SA, ADR                         Forest Products & Paper                  194,100            3,954,788
     Banco Bradesco SA                                Banking                              762,798,423            7,298,150
     Banco Bradesco SA, pfd.                          Banking                              111,832,897            1,127,107
   * Banco do Brasil SA                               Banking                              922,450,792            9,682,499
   * Banco do Brasil SA, wts., A                      Banking                              190,208,236              618,391
   * Banco do Brasil SA, wts., B                      Banking                              285,312,354              797,724
   * Banco do Brasil SA, wts., C                      Banking                              475,520,591            1,325,123
   * Banco do Brazil SA, pfd.                         Banking                              493,410,390            5,912,400
   * Banespa-Banco do Estado de Sao Paulo SA, pfd.    Banking                              620,867,530           15,288,838
     Brasmotor SA, pfd.                               Multi-Industry                        20,198,000            4,502,828
     Cia Vale do Rio Doce, pfd.                       Metals & Mining                          332,941            7,363,639
     Companhia Siderurgica Nacional                   Metals & Mining                      214,676,000            7,079,093
     Copene-Petroquimica do Nordeste SA, A, pfd.      Chemicals                             15,725,700            5,828,391
     Duratex SA, pfd.                                 Forest Products & Paper              191,931,900           10,160,419
     Electrolux Do Brasil SA, pfd.                    Appliances & Household Durables       26,477,000               42,056
     Eletrobras-Centrais Eletricas Brasileiras SA     Utilities Electrical & Gas            41,006,000           22,930,298
     Eletrobras-Centrais Eletricas Brasileiras
        SA, B, pfd.                                   Utilities Electrical & Gas            56,362,106           33,611,511
     Itausa-Investimentos Itau SA, pfd.               Multi-Industry                        25,743,704           23,674,021
   * Mannesmann SA                                    Machinery & Engineering               10,662,720            1,228,162
   * Mannesmann SA, pfd.                              Machinery & Engineering                1,670,650              215,708
     Marcopolo SA, pfd.                               Automobiles                            6,123,800            1,095,009
     Petrobras-Petroleo Brasileiro SA, pfd.           Energy Sources                       125,490,666           34,854,827
     Telebras-Telecomunicacoes Brasileiras SA         Telecommunications                   303,867,531           41,210,032
     Telebras-Telecomunicacoes Brasileiras SA, pfd.   Telecommunications                    41,865,968            6,350,576
     Unibanco-Uniao de Bancos Brasileiros SA, pfd.    Banking                              148,251,168            5,438,148
                                                                                                              -------------
                                                                                                                251,589,738
      ---------------------------------------------------------------------------------------------------------------------
CHILE: 0.1%
     Antofagasta Holdings PLC                         Metals & Mining                          197,000            1,504,180
      ---------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES / PRINCIPAL
                                                                                               IN
                   COUNTRY/ISSUE                                  INDUSTRY               LOCAL CURRENCY          VALUE
      ---------------------------------------------------------------------------------------------------------------------
                       LONG TERM SECURITIES (CONT.)
      ---------------------------------------------------------------------------------------------------------------------
CHINA: 1.8%
     China First Pencil Co. Ltd., B                   Recreation & Other Consumer
                                                        Goods                                  835,882       $      334,353
     China Southern Glass Co. Ltd., B                 Building Materials & Components        3,321,240            1,736,221
   * Chiwan Wharf Holdings Ltd., B                    Transportation                         4,715,700            2,885,188
     Guangdong Electric Power Development Co
        Ltd, B, 144A                                  Utilities Electrical & Gas               788,400              646,204
     Guangshen Railway Co. Ltd., ADR                  Transportation                           140,000            3,062,500
     Guangzhou Shipyard International Co. Ltd., H     Machinery & Engineering                2,253,000              421,676
   * Luoyang Glass Co. Ltd., H                        Misc Materials & Commodities           4,029,000              702,070
     Maanshan Iron & Steel Co. Ltd., H                Metals & Mining                        2,357,000              492,861
     Shandong Huaneng Power                           Utilities Electrical & Gas               195,000            2,096,250
   * Shanghai Chlor-Alkali Chemical Co. Ltd., B       Chemicals                              4,831,000            1,381,666
   * Shanghai Dazhong Taxi Shareholding Co. Ltd., B   Transportation                         2,940,600            2,611,253
   * Shanghai Erfangji Textile Machinery Co. Ltd.,
        B                                             Machinery & Engineering                3,913,140              508,708
   * Shanghai Industrial Sewing Machine Corp.         Machinery & Engineering                1,209,000              147,498
   * Shanghai Jin Jiang Tower Co. Ltd., B             Leisure & Tourism                      3,564,700            1,126,445
     Shanghai Jinqiao Export Processing Zone
        Development, B                                Real Estate                            1,678,900            1,369,982
     Shanghai Lujiaxui Finance & Trade Zone Dev.
        Stock Co Ltd, B                               Real Estate                            6,046,220            8,646,095
   * Shanghai Narcissus Electric Appliances Co.
        Ltd., B                                       Appliances & Household Durables          529,000               75,118
     Shanghai New Asia Group Co. Ltd., B              Food & Household Products              1,900,000            1,037,400
     Shanghai Petrochemical Co. Ltd., H               Chemicals                              5,254,000            1,261,399
   * Shanghai Refrigerator Compressor Co. Ltd., B     Industrial Components                  1,109,940              532,771
   * Shanghai Rubber Belt Co. Ltd., B                 Industrial Components                     41,000                8,118
   * Shanghai Shangling Electric Appliance, B         Appliances & Household Durables        2,135,870              439,989
   * Shanghai Steel Tube Co. Ltd., B                  Machinery & Engineering                2,257,640              298,008
     Shanghai Tyre & Rubber Co. Ltd., B               Industrial Components                  3,340,000            1,636,600
   * Shanghai Vacuum Electron Devices Co. Ltd., B     Appliances & Household Durables        2,903,434              580,687
   * Shanghai Wingsung Co. Ltd., B                    Recreation & Other Consumer
                                                        Goods                                  207,000               48,852
   * Shanghai Yaohua Pilkington Glass, B              Building Materials & Components        5,064,500            1,833,349
   * Shenzhen China Bicycles Co. (Holdings) Ltd., B   Recreation & Other Consumer
                                                        Goods                                1,875,000              738,160
     Shenzhen Properties & Resources Develop.
        (Group) Ltd., B                               Real Estate                            1,874,616              648,480
     Shenzhen Vanke Co. Ltd., B                       Real Estate                            2,665,735            2,590,965
   * Tsingtao Brewey Co., H                           Beverages & Tobacco                    1,068,000              413,563
                                                                                                              -------------
                                                                                                                 40,312,429
      ---------------------------------------------------------------------------------------------------------------------
COLOMBIA: 3.1%
     Banco Ganadero SA, ADR C                         Banking                                  131,000            3,422,375
     Banco Industrial Colombiano SA                   Banking                                  390,705            1,302,111
     Bavaria SA                                       Beverages & Tobacco                      180,656            1,296,550
     Cementos Argos SA                                Building Materials & Components        1,795,346           14,398,971
     Cia Colombiana de Tabacos SA Coltabaco           Beverages & Tobacco                    1,992,521            6,941,863
     Compania Nacional de Chocolates SA               Food & Household Products              2,339,988           20,804,660
     Compania Suramericana de Seguros                 Insurance                                729,470           18,855,228
     Promigas SA                                      Utilities Electrical & Gas               132,438              564,470
                                                                                                              -------------
                                                                                                                 67,586,228
      ---------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC: 1.2%
   * CEZ                                              Utilities Electrical & Gas               353,280            9,750,389
     Chemopetrol Group AS                             Chemicals                                115,976            4,094,996
     Elektrarny Opatovice AS                          Energy Sources                             8,001            1,048,608
   * Komercni Banka AS                                Banking                                    7,822              405,235

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES / PRINCIPAL
                                                                                               IN
                   COUNTRY/ISSUE                                  INDUSTRY               LOCAL CURRENCY          VALUE
      ---------------------------------------------------------------------------------------------------------------------
                       LONG TERM SECURITIES (CONT.)
      ---------------------------------------------------------------------------------------------------------------------
                             CZECH REPUBLIC (cont.)
     Komercni Banka AS, GDR                           Banking                                   27,000       $      562,275
     SPT Telecom AS                                   Telecommunications                        63,330            6,640,002
   * Tabak AS                                         Beverages & Tobacco                       17,104            4,008,585
                                                                                                              -------------
                                                                                                                 26,510,090
      ---------------------------------------------------------------------------------------------------------------------
ECUADOR: 0.1%
     La Cemento Nacional CA, GDR                      Multi-Industry                             8,946            1,860,768
     La Cemento Nacional CA, GDR, 144A                Multi-Industry                             3,946              820,768
                                                                                                              -------------
                                                                                                                  2,681,536
      ---------------------------------------------------------------------------------------------------------------------
EGYPT: 0.2%
     Commercial International Bank Ltd.               Banking                                  197,350            4,128,455
      ---------------------------------------------------------------------------------------------------------------------
GHANA: 0.3%
     Ashanti Goldfields Co. Ltd., GDR                 Metals & Mining                          483,870            5,655,231
      ---------------------------------------------------------------------------------------------------------------------
GREECE: 4.4%
     Alpha Credit Bank                                Banking                                  479,505           32,623,272
     Alpha Leasing SA                                 Financial Services                       158,480            4,205,596
     Delta Dairy SA                                   Food & Household Products                394,470            4,882,232
     Delta Dairy SA, pfd.                             Food & Household Products                 57,884              503,596
     Elais Oleaginous Co.                             Food & Household Products                 80,560            2,343,105
     Ergo Bank SA                                     Banking                                  202,653           12,172,016
     Etba Leasing                                     Financial Services                       131,092            1,331,392
     Fourlis Brothers Corp. SA                        Appliances & Household Durables          100,020            1,019,461
     Hellas Can--Container Manufacturers              Metals & Mining                          146,980            2,715,313
     Hellenic Telecommunications Organizations
        OTE                                           Telecommunications                       210,320            4,938,168
     Hellenic Telecommunications Organizations
        OTE, 144A                                     Telecommunications                       678,000           15,918,969
   * Hellenic Telecommunications Organizations,
        rts.                                          Telecommunications                       888,320              109,136
   * Intracom SA, reg.                                Electrical & Electronics                  50,000            2,276,947
   * National Bank of Greece SA                       Banking                                   53,152            6,501,064
     Titan Cement Co., reg.                           Building Materials & Components          122,980            6,065,957
     X. Benrubi & Son SA                              Food & Household Products                125,280              346,594
                                                                                                              -------------
                                                                                                                 97,952,818
      ---------------------------------------------------------------------------------------------------------------------
HONG KONG: 9.0%
     Cheung Kong Holdings Ltd.                        Multi-Industry                         3,009,000           29,712,093
     Cross Harbour Tunnel Co. Ltd.                    Transportation                           906,010            1,935,444
     Dairy Farm International Holdings Ltd.           Merchandising                          5,842,971            4,382,228
   * East Asiatic Co. (Hong Kong) Ltd. (The)          Wholesale & International Trade        1,684,000              281,489
     Great Wall Electronic International Ltd.         Electrical & Electronics                 751,132               80,472
     Hang Lung Development Co. Ltd.                   Real Estate                            8,491,000           15,563,125
     Hong Kong Electric Holdings Ltd.                 Utilities Electrical & Gas             2,617,000           10,539,207
     Hopewell Holdings Ltd.                           Construction & Housing                 5,994,000            3,791,076
     HSBC Holdings PLC                                Banking                                1,443,667           43,418,276
     Jardine International Motor Holdings Ltd.        Automobiles                              536,000              678,017
     Jardine Matheson Holdings Ltd.                   Multi-Industry                           543,362            3,857,870
     Jardine Strategic Holdings Ltd.                  Multi-Industry                         1,024,250            3,871,665
     Joyce Boutique Holdings Ltd.                     Merchandising                            862,000              134,630
     K Wah International Holdings Ltd.                Building Materials & Components       10,138,684            1,910,663
     Lai Sun Development Co. Ltd.                     Real Estate                            2,647,000            2,972,507
     Lai Sun Garment International Ltd.               Multi-Industry                         1,629,000            1,997,535
   * Lai Sun Hotels International Ltd., wts.          Leisure & Tourism                        531,262               46,630
     Laws International Holdings Ltd.                 Textiles & Apparel                     2,478,000              633,310
     New World Development Co. Ltd.                   Real Estate                            5,702,133           34,003,917
     Orient Overseas International Ltd.               Transportation                            35,000               24,847

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES / PRINCIPAL
                                                                                               IN
                   COUNTRY/ISSUE                                  INDUSTRY               LOCAL CURRENCY          VALUE
      ---------------------------------------------------------------------------------------------------------------------
                       LONG TERM SECURITIES (CONT.)
      ---------------------------------------------------------------------------------------------------------------------
                                  HONG KONG (cont.)
   * S. Megga International Holdings Ltd.             Electronic Components &
                                                        Instruments                          2,102,400       $      149,255
     Semi-Tech (Global) Co. Ltd.                      Appliances & Household Durables        1,946,365            3,178,077
     Sun Hung Kai & Co. Ltd.                          Financial Services                     2,030,800              609,452
   * Sun Hung Kai & Co. Ltd, wts.                     Financial Services                       786,960               74,152
     Sun Hung Kai Properties Ltd.                     Real Estate                            2,222,000           26,744,995
     Swire Pacific Ltd., B                            Multi-Industry                           190,000              288,165
     Tian An China Investments Co. Ltd.               Real Estate                              789,000              106,934
     Tungtex (Holdings) Co. Ltd.                      Textiles & Apparel                     1,934,000              199,708
     Wheelock & Co. Ltd.                              Multi-Industry                         1,817,000            4,467,860
   * Wo Kee Hong Holdings Ltd.                        Merchandising                          3,970,400              281,869
   * Yaohan Hongkong Corp. Ltd.                       Merchandising                          4,702,000              242,768
     Yue Yuen Industrial (Holdings) Ltd.              Recreation & Other Consumer
                                                        Goods                                1,485,400            3,077,288
                                                                                                              -------------
                                                                                                                199,255,524
      ---------------------------------------------------------------------------------------------------------------------
HUNGARY: 0.8%
   * Danubius Hotel and Spa RT                        Leisure & Tourism                         17,000              502,470
     Egis RT                                          Multi-Industry                            29,000            1,850,586
   * Egis RT, certificates                            Multi-Industry                             2,350              149,961
     Fotex First Hungarian-Amer. Photo Co., 12.00%,
        5/11/00                                       Multi-Industry                            16,000               16,000
   * Fotex First Hungarian-American Photo-Service     Multi-Industry                         1,784,000            1,818,404
     Gedeon Richter Ltd.                              Health & Personal Care                    11,000            1,012,976
   * Ibusz RT                                         Leisure & Tourism                         51,040              185,337
     Inter-Europa Bank RT                             Banking                                    1,408              349,622
     Mol Magyar Olay--Es Gazipari RT                  Energy Sources                             6,830              151,360
     OTP Bank, GDR                                    Banking                                   75,000            1,987,500
     Pick Szeged RT                                   Food & Household Products                 10,000              768,964
     Pick Szeged RT, GDR                              Food & Household Products                 10,910              838,939
     Tiszai Vegyi Kombinat RT                         Chemicals                                 86,176            1,504,795
     Tiszai Vegyi Kombinat RT, GDR, 144A              Chemicals                                272,000            4,712,400
     Tiszai Vagyi Kombinat RT, GDR, S                 Chemicals                                157,000            2,720,025
                                                                                                              -------------
                                                                                                                 18,569,339
      ---------------------------------------------------------------------------------------------------------------------
INDIA: 2.4%
   * Arvind Mills Ltd.                                Textiles & Apparel                       583,500            2,118,855
   * Bank of Baroda                                   Banking                                  297,900              769,714
     Bharat Petroleum Corp., Ltd.                     Energy Sources                            28,400              356,587
   * Bombay Dyeing & Manufacturing Co. Ltd.           Chemicals                                 55,550              149,737
     Bses Ltd.                                        Utilities Electrical & Gas                55,250              367,690
     Cochin Refineries Ltd.                           Energy Sources                           100,750              430,580
     Grasim Industries Ltd Ord INR10                  Multi-Industry                           192,600            2,009,388
     Great Eastern Shipping Co. Ltd.                  Transportation                         1,363,900            1,866,791
     Gujarat Ambuja Cements Ltd.                      Building Materials & Components           95,300              922,387
   * Gujarat Industries Power Ltd.                    Energy Equipment & Services               89,000               70,852
     Gujarat Narmada Valley Fertilizers Co. Ltd.      Chemicals                                 17,000               10,803
     Gujarat Narmanda Valley Fertilizers Co. Ltd.,
        ADR                                           Chemicals                                 29,000               72,500
     Hindalco Industries                              Metals & Mining                          142,725            3,887,063
     Hindustan Organic Chemicals Ltd.                 Chemicals                                 38,100               26,606
     Hindustan Petroleum Corp. Ltd.                   Energy Sources                           298,900            3,782,170
   * India Cements Ltd.                               Building Materials & Components          226,900              684,503
     India Cements Ltd., GDR                          Building Materials & Components          265,658              796,974
     Indian Aluminium Co. Ltd.                        Metals & Mining                           84,900              316,003
     Indian Petrochemicals Corp. Ltd.                 Chemicals                              1,233,100            4,994,399
     Indian Rayon & Industries Ltd., GDR              Multi-Industry                            55,666              697,217
     Indian Rayon and Industries Ltd.                 Multi-Industry                           113,300            1,170,978
     Indo Gulf Fertilisers & Chemicals Corp. Ltd.     Chemicals                              1,262,700            1,216,848

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES / PRINCIPAL
                                                                                               IN
                   COUNTRY/ISSUE                                  INDUSTRY               LOCAL CURRENCY          VALUE
      ---------------------------------------------------------------------------------------------------------------------
                       LONG TERM SECURITIES (CONT.)
      ---------------------------------------------------------------------------------------------------------------------
                                      INDIA (cont.)
     Indo Gulf Fertilisers & Chemicals, GDR           Chemicals                                 28,700       $       30,853
     Industrial Credit & Inv. Corp. of India
        (ICICI)                                       Financial Services                     1,522,000            3,326,718
   * Industrial Development Bank of India             Banking                                  695,600            1,986,735
     ITC Bhadrachalam Paperboards Ltd.                Forest Products & Paper                   96,700              124,251
     Larsen and Toubro Ltd.                           Multi-Industry                           822,600            5,606,547
     Madras Cements                                   Building Materials & Components              100               22,556
     Mahanagar Telephone Nigam Ltd.                   Telecommunications                         8,800               74,358
   * National Aluminium Co. Ltd.                      Metals & Mining                          830,400            1,055,397
   * Oriental Bank of Commerce                        Banking                                  533,200            1,038,102
     Reliance Industries Ltd.                         Chemicals                                190,800            1,981,282
     Shipping Corporation of India Ltd.               Transportation                           632,400              861,159
     State Bank of India                              Banking                                   74,400              707,112
     Steel Authority of India Ltd.                    Metals & Mining                        2,791,300            1,598,370
     Steel Authority of India Ltd, GDR, reg S         Metals & Mining                           45,000              402,750
     Steel Authority of India Ltd., GDR, 144A         Metals & Mining                           62,000              554,900
     Sterlite Industries (India) Ltd.                 Metals & Mining                           34,700              259,281
   * Tata Chemicals Ltd.                              Chemicals                                273,650            1,383,538
     Tata Engineering & Locomotive Co. Telco          Machinery & Engineering                  239,750            3,027,011
   * Tata Iron & Steel Co. Ltd.                       Metals & Mining                          526,400            2,812,123
     Thermax Ltd.                                     Energy Equipment & Services                7,100               69,413
     Wockhardt                                        Health & Personal Care                     7,400               40,721
                                                                                                              -------------
                                                                                                                 53,681,822
      ---------------------------------------------------------------------------------------------------------------------
INDONESIA: 5.2%
   * Asia Pulp & Paper Co. Ltd., ADR                  Forest Products & Paper                  295,500            4,469,437
     PT Indah Kiat Pulp & Paper Corp. TBK, rts.       Forest Products & Paper                2,920,500              510,367
     PT Tempo Scan Pacific, fgn.                      Health & Personal Care                    48,000              107,566
     PT Bank Dagang Nasional Indonesia, fgn.          Banking                                4,035,500            2,862,351
     PT Bank Danamon, fgn.                            Banking                                1,434,000              751,789
     PT Bank PDFCI, fgn.                              Banking                                  360,500              337,228
     PT Barito Pacific Timber, fgn.                   Forest Products & Paper               20,657,000           17,624,702
     PT BBL Dharmala Finance, fgn.                    Financial Services                     1,433,000            2,003,372
     PT BDNI Capital Corporation, fgn.                Financial Services                       731,000              578,608
   * PT Charoen Pokphand Indonesia, fgn.              Food & Household Products             13,710,000            6,201,069
     PT Ciputra Dev.                                  Real Estate                            3,888,000            3,876,809
   * PT Dharmala Intiland, fgn.                       Real Estate                            1,262,000            1,816,201
     PT Gadjah Tunggal TBK, fgn.                      Automobiles                           12,795,500            6,313,569
   * PT Indah Kiat Pulp & Paper Corp. TBK, fgn.       Forest Products & Paper                3,245,000            1,901,367
     PT Indocement Tunggal Prakarsa, fgn.             Building Materials & Components        3,120,000            4,842,928
     PT Indosat, fgn                                  Telecommunications                       784,000            2,345,230
   * PT Inter-Pacific Bank, fgn.                      Banking                                  589,500              539,325
   * PT Jakarta International Hotel & Development
        TBK, fgn.                                     Real Estate                            3,095,000            3,531,507
     PT Japfa Comfeed Indonesia TBK                   Food & Household Products              1,661,000            1,109,838
     PT Kalbe Farma, fgn.                             Health & Personal Care                 1,474,000            1,969,778
     PT Metrodata Electronic, fgn.                    Electrical & Electronic                   45,000               68,462
     PT Multibreeder Adirama TBK, fgn.                Food & Household Products                221,250               79,603
     PT Pabrik Kertas Tjiwi Kimia, fgn.               Forest Products & Paper                2,487,790            2,889,805
     PT Polysindo Eka Perkasa, fgn.                   Textiles & Apparel                     8,720,500            4,840,738
     PT Semen Cibinong TBK, fgn.                      Building Materials & Components          660,500            1,731,368
     PT Semen Gresik, fgn.                            Building Materials & Components          537,000            1,203,392
     PT Sinar Mas Agro Resources & Technology
        Corp., fgn.                                   Food & Household Products              4,428,600            4,006,135
     PT Sinar Mas Multi Artha, fgn.                   Financial Services                    11,520,600           10,540,023
     PT Sinar Mas Multi Artha, wts., fgn.             Financial Services                       864,045              435,220
   * PT Sumalindo Lestari Jaya, fgn.                  Forest Products & Paper                2,472,000            2,236,184
     PT Summarecon Agung, fgn.                        Real Estate                            1,776,604            1,059,242

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES / PRINCIPAL
                                                                                               IN
                   COUNTRY/ISSUE                                  INDUSTRY               LOCAL CURRENCY          VALUE
      ---------------------------------------------------------------------------------------------------------------------
                       LONG TERM SECURITIES (CONT.)
      ---------------------------------------------------------------------------------------------------------------------
                                  INDONESIA (cont.)
     PT Tambang Timah (Persero), fgn.                 Metals & Mining                        2,978,000       $    4,622,512
     PT Ultra Jaya Milk, fgn.                         Food & Household Products              3,254,300            1,773,005
   * PT Unggul Indah Corp., fgn.                      Chemicals                              2,937,000            4,709,827
     PT United Tractors, fgn.                         Machinery & Engineering                3,371,000           12,474,918
                                                                                                              -------------
                                                                                                                116,363,475
      ---------------------------------------------------------------------------------------------------------------------
ISRAEL: 0.7%
     Agis Industries Ltd.                             Health & Personal Care                    66,190              694,051
     Bank Hapoalim BM                                 Banking                                2,469,334            5,141,326
     Clal Industries Ltd.                             Multi-Industry                           917,878            4,588,752
     Discount Investment Corp.                        Multi-Industry                            26,033            2,075,977
     First International Bank of Israel               Banking                                    3,286            2,537,451
     Koor Industries Ltd.                             Multi-Industry                            15,000            1,324,615
                                                                                                              -------------
                                                                                                                 16,362,172
      ---------------------------------------------------------------------------------------------------------------------
JORDAN: 0.0%
   * Jordan Cement Factories Ltd.                     Building Materials & Components           23,000              132,355
      ---------------------------------------------------------------------------------------------------------------------
KOREA (SOUTH): 2.2%
     Asia Cement Co. Ltd.                             Building Materials & Components           40,190            1,312,511
     Boram Bank Co. Ltd.                              Banking                                  649,149            4,276,488
     BYC Co. Ltd.                                     Textiles & Apparel                         6,200              638,851
     Central Banking Corp.                            Financial Services                       213,784            3,226,020
     Cho Hung Bank Co. Ltd., GDR                      Banking                                   70,800              507,990
     Cho Hung Bank Co. Ltd., GDR, 144A                Banking                                  700,000            5,022,500
     Dae Duck Electronics Co. Ltd.                    Electrical & Electronics                  16,926            1,067,405
   * Daegu Bank Co. Ltd.                              Banking                                  344,305            2,951,291
   * Daegu Bank Co. Ltd., rts.                        Banking                                   95,237              151,403
     Dongkuk Steel Mill Co. Ltd.                      Metals & Mining                          121,880            2,786,221
     Hae In Corp. Ltd.                                Merchandising                              5,500              303,491
     Hana Bank, GDR                                   Banking                                  289,907            4,189,156
     Hankook Cosmetics Co. Ltd.                       Health & Personal Care                    14,940              402,101
     Korea First Bank                                 Banking                                  960,960            4,004,000
     Korea Kumho Petrochemical                        Chemicals                                413,900            2,871,198
     Kyong Nam Bank                                   Banking                                  295,750            3,183,442
     Kyung Dong Boiler Co Ltd                         Energy Equipment & Services               27,573              912,890
     Moon Bae Steel Co. Ltd.                          Metals & Mining                            9,000              287,838
   * Samsung Display Devices (L) Ltd                  Electrical & Electronics                  17,420              960,871
     Samsung Electronics Co. Ltd.                     Multi-Industry                               508               56,363
     Samsung Heavy Industries Co. Ltd.                Machinery & Engineering                   67,000              706,216
   * Shinsung Industrial Co. Ltd., rts.               Electrical & Electronics                   2,820               13,655
     Shinsung Industries Co. Ltd.                     Electrical & Electronics                  14,000              386,261
     Ssangyong Oil Refining Co Ltd                    Energy Equipment & Services              364,740            7,393,378
     Tong Yang Merchant Bank                          Financial Services                       150,221            1,556,341
                                                                                                              -------------
                                                                                                                 49,167,881
      ---------------------------------------------------------------------------------------------------------------------
MALAYSIA: 2.6%
   * Aokam Perdana Bhd.                               Multi-Industry                         1,086,000            1,209,057
     Berjaya Singer Bhd.                              Appliances & Household Durables        2,189,000            4,232,298
     Berjaya Singer Bhd., fgn.                        Appliances & Household Durables          540,000            1,044,057
     Boustead Holdings Bhd., fgn.                     Food & Household Products                510,000            1,111,331
     Federal Flour Mills Bhd.                         Food & Household Products                957,500            2,370,989
   * Hong Leong Industries Bhd, wts., fgn.            Multi-Industry                           221,250              182,330
     Hong Leong Industries Bhd.                       Multi-Industry                         1,630,000            5,166,403
     Island & Peninsula Bhd, fgn.                     Real Estate                              451,000            1,447,345
     Leader Universal Holdings Bhd.                   Industrial Components                  3,217,000            5,786,521
     Malayawata Steel Bhd., fgn.                      Metals & Mining                        1,137,000            1,756,854
     Malaysian International Shipping Corp. Bhd.,
        fgn.                                          Transportation                         1,857,333            4,819,941
     MBF Capital Bhd.                                 Financial Services                     4,363,000            8,020,729

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES / PRINCIPAL
                                                                                               IN
                   COUNTRY/ISSUE                                  INDUSTRY               LOCAL CURRENCY          VALUE
      ---------------------------------------------------------------------------------------------------------------------
                       LONG TERM SECURITIES (CONT.)
      ---------------------------------------------------------------------------------------------------------------------
                                   MALAYSIA (cont.)
     Oriental Holdings Bhd., fgn.                     Automobiles                              505,600       $    3,806,022
     Perlis Plantations Bhd., fgn.                    Multi-Industry                         1,969,250            5,773,554
     Renong Bhd.                                      Multi-Industry                         7,207,000            9,422,781
   * Renong Bhd., wts.                                Multi-Industry                            32,750               17,257
     Renong, 4.00%, conv., 9/9/01                     Multi-Industry                            52,400**             16,609
     Shangri-La Hotels (Malaysia) Bhd.                Leisure & Tourism                      1,821,000            1,738,752
                                                                                                              -------------
                                                                                                                 57,922,830
      ---------------------------------------------------------------------------------------------------------------------
MEXICO: 9.2%
     Alfa SA de CV, A                                 Multi-Industry                            94,774              646,783
     Cementos Mexicanos SA de CV (Cemex), B           Building Materials & Components        7,530,875           36,696,659
     Cifra SA de CV, A                                Merchandising                          1,529,284            2,826,730
     Cifra SA, C                                      Merchandising                         12,503,602           19,994,428
     Coca Cola Femsa SA de CV, ADR                    Beverages & Tobacco                      170,700            8,812,388
     Cydea SA de CV                                   Chemicals                                910,231            2,429,728
     DESC SA, A                                       Multi-Industry                           104,000              733,317
     DESC SA, B                                       Multi-Industry                           548,544            4,005,987
     DESC SA, C                                       Multi-Industry                           409,462            2,954,193
     Fomento Economico Mexicano SA de CV, B           Beverages & Tobacco                    1,198,000            7,127,361
     Grupo Carso SA de CV                             Multi-Industry                            74,285              517,245
   * Grupo Financiero Banamex Accival SA, B           Banking                                3,704,000            9,514,178
   * Grupo Financiero Banamex Accival SA, L           Banking                                7,853,518           18,590,549
   * Grupo Financiero Bancomer SA de CV, B            Banking                               15,276,934            7,348,009
   * Grupo Financiero Bancomer SA de CV, L            Banking                               24,544,553            8,807,854
  +* Grupo Financiero Serfin SA, B                    Banking                               15,331,114            4,903,177
     Telmex-Telefonos de Mexico SA, L                 Telecommunications                       181,000              433,014
     Telmex-Telefonos de Mexico SA, L, ADR            Telecommunications                     1,138,500           54,363,375
     Transportacion Maritima Mexicana SA de CV, L,
        ADR                                           Transportation                             2,000               12,375
   * Vitro SA                                         Food & Household Products              3,392,692           12,537,838
                                                                                                              -------------
                                                                                                                203,255,188
      ---------------------------------------------------------------------------------------------------------------------
PAKISTAN: 0.8%
   * Bank of Punjab                                   Banking                                  718,546              401,765
     DG Khan Cement Co.                               Building Materials & Components        1,096,400              330,931
     Engro Chemical                                   Chemicals                                338,815            1,198,692
     Fauji Fertilizer Co. Ltd.                        Chemicals                                265,000              521,221
     Khadim Ali Sham Bukhari & Co. Ltd.               Financial Services                       219,120               89,449
     National Development Leasing Corp.               Financial Services                       259,875               57,865
   * Pakistan Electron Ltd.                           Appliances & Household Durables          110,000               28,031
   * Pakistan International Airlines Corp.            Transportation                         1,056,300              199,921
     Pakistan Telecom Corp. PTC                       Telecommunications                     6,993,100            5,320,151
     Pakistan Telecom Corp. PTC, GDR                  Telecommunications                        10,000              755,000
     Pakistan Telecommunications Corp., PTC, A        Telecommunications                     9,977,000            7,590,216
   * Union Bank Ltd.                                  Banking                                  530,878              131,342
                                                                                                              -------------
                                                                                                                 16,624,584
      ---------------------------------------------------------------------------------------------------------------------
PERU: 0.0%
     Cpt-Telefonica Del Peru SA, ADR B                Telecommunications                        28,000              733,250
      ---------------------------------------------------------------------------------------------------------------------
PHILIPPINES: 0.7%
   * A Soriano Corp.                                  Multi-Industry                         3,983,000              415,273
   * Filinvest Development Corp.                      Real Estate                              454,000              108,439
   * Keppel Philippine Holdings Inc., B               Machinery & Engineering                  825,000              100,091
   * Philex Mining Corp., B                           Metals & Mining                       19,380,915            1,616,546
     Philippine Commercial International Bank Inc.    Banking                                   19,000              183,690
     Philippine Long Distance Telephone Co., ADR      Telecommunications                        53,905            3,463,396
   * Philippine National Bank                         Banking                                  246,014            1,669,566
     RFM Corp.                                        Food & Household Products             21,092,100            5,117,889

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES / PRINCIPAL
                                                                                               IN
                   COUNTRY/ISSUE                                  INDUSTRY               LOCAL CURRENCY          VALUE
      ---------------------------------------------------------------------------------------------------------------------
                       LONG TERM SECURITIES (CONT.)
      ---------------------------------------------------------------------------------------------------------------------
                                PHILIPPINES (cont.)
   * RFM Corporation, conv., pfd.                     Food & Household Products              3,834,927       $      680,447
     Sime Darby Pilipinas Inc.                        Industrial Components                    956,400            1,196,588
                                                                                                              -------------
                                                                                                                 14,551,925
      ---------------------------------------------------------------------------------------------------------------------
POLAND: 1.2%
   * Bank Gdanski SA                                  Banking                                  184,470            2,132,926
   * Bank Gdanski SA, GDR                             Banking                                  110,000            1,292,500
     Bank Inicjatyw Gospodarczch SA, G                Banking                                4,857,262            5,837,878
     Bank Przemyslowo-Handlowy SA                     Banking                                   53,751            2,641,347
   * Farm Food S.A., new                              Food & Household Products                 11,285              153,317
   * Farm Food SA                                     Food & Household Products                 42,167              577,366
   * Huta Olawa SA                                    Metals & Mining                           20,221               77,525
   * Impexmetal, A                                    Metals & Mining                           74,221              767,842
   * Impexmetal, B                                    Metals & Mining                           56,116              580,540
   * Mostostal Export SA                              Construction & Housing                   731,238            2,313,974
   * Polifarb Ceiszyu SA                              Chemicals                                304,989            1,549,769
   * Raciborska Fabryka Kotlow SA                     Energy Equipment & Services               97,732              434,166
   + Rolimpex SA                                      Wholesale & International Trade        1,187,587            4,697,590
     Warta SA                                         Insurance                                 99,000            1,430,853
     Wielkopolski Bank Kredytowy SA                   Banking                                  221,653            1,267,937
     Zaklady Cementowo Wapiennicze
        Gorazdze Chorula                              Building Materials & Components           49,877            1,707,337
                                                                                                              -------------
                                                                                                                 27,462,867
      ---------------------------------------------------------------------------------------------------------------------
PORTUGAL: 4.5%
     Banco Comercial Portugues SA                     Banking                                2,076,372           39,217,345
     Banco Espirito Santo e Comercial de Lisboa       Banking                                  943,955           21,395,741
     Banco Totta & Acores SA                          Banking                                  595,219            9,946,810
     BPI Socieda de Gestora de Participacoes Socias
        SA                                            Banking                                  885,483           17,232,680
     Cel-Cat Fabrica Nacional de Conductores
        Electricos SA                                 Electronic Components &
                                                        Instruments                              8,672              154,972
  +* Compta-Equipamentos e Servicos de Informatica
        SA                                            Business & Public Services                75,240              778,094
     Espirito Santo Financial Holding SA, ADR         Banking                                  363,920            7,232,910
     Portucel Industrial Empresa Product de
        Celulose SA                                   Forest Products & Paper                  278,000            2,061,424
     Portugal Telecom SA                              Telecommunications                        12,000              484,118
   * Sociedade Portuguesa de Celulose SA              Forest Products & Paper                   47,510            1,419,982
                                                                                                              -------------
                                                                                                                 99,924,076
      ---------------------------------------------------------------------------------------------------------------------
RUSSIA: 3.1%
   * Aeroflot                                         Transportation                            17,600            2,464,000
   * Chernogorneft                                    Energy Sources                             3,000               31,725
     GUM Trade House                                  Merchandising                             55,000            2,227,500
     Irkutskenergo                                    Utilities Electrical & Gas            23,928,000            8,135,520
   * Kamaz                                            Automobiles                            1,047,980            2,253,157
     Krasnoyarsk Aluminum Plant                       Metals & Mining                           24,086              240,860
   * Lukoil-Holdings                                  Energy Sources                           222,000            4,357,860
   * Lukoil Holdings., pfd.                           Energy Sources                           151,000            1,902,600
   * Megionneftegaz                                   Multi-Industry                           156,000            1,118,520
   * Mosenergo                                        Utilities Electrical & Gas             2,990,000            4,188,990
   * Norilsk Nickel                                   Metals & Mining                          215,000            2,031,750
   * Novolipetsk Mettallurgy                          Multi-Industry                             4,000              300,000
   * Novorosissk Sea Shipping                         Transportation                         1,010,000              272,700
   * Noyabrskneftegaz                                 Multi-Industry                            84,959              936,673
   * Primorsk Shipping                                Transportation                            67,800              277,980

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES / PRINCIPAL
                                                                                               IN
                   COUNTRY/ISSUE                                  INDUSTRY               LOCAL CURRENCY          VALUE
      ---------------------------------------------------------------------------------------------------------------------
                       LONG TERM SECURITIES (CONT.)
      ---------------------------------------------------------------------------------------------------------------------
                                     RUSSIA (cont.)
   * Purneftegaz                                      Energy Sources                           746,000       $    4,214,900
     Rao Gazprom, ADR, 144A                           Energy Sources                            76,000            1,297,700
   * Red October                                      Food & Household Products                  2,000               47,100
   * Rostelekom                                       Telecommunications                     2,511,000            9,742,680
     Rostelekom, pfd.                                 Telecommunications                     2,165,200            5,369,696
   * Saint Petersburg City Telephone Net, pfd.        Telecommunications                       302,000              266,364
   * St. Petersburg Intercity International
        Telephone                                     Telecommunications                       103,040              298,816
   * St. Petersburg MMT, prf.                         Telecommunications                       133,000              242,060
   * Unified Energy System                            Utilities Electrical & Gas            47,860,000           17,320,534
   * Unified Energy System, pfd.                      Utilities Electrical & Gas               300,000               66,900
   * Uralmash Zavody                                  Machinery & Engineering                   20,250              166,556
                                                                                                              -------------
                                                                                                                 69,773,141
      ---------------------------------------------------------------------------------------------------------------------
SINGAPORE: 2.5%
   * Acer Computer International Ltd.                 Electrical & Electronics               1,210,000            2,226,400
   * Acer Computer International Ltd., wts.           Electrical & Electronics                 114,800               66,010
     Acma Ltd., fgn.                                  Electrical & Electronics                 332,600              572,285
   * Acma Ltd., fgn., wts.                            Electrical & Electronics                  83,150               41,874
     British American Tobacco Ltd.                    Beverages & Tobacco                       44,000              178,499
   * Chemical Industries (Far East) Ltd.              Chemicals                                646,500            1,424,407
     First Capital Corp. Ltd.                         Real Estate                              916,000            2,383,381
     First Capital Corp. Ltd., fgn.                   Real Estate                            1,771,000            4,608,044
     GP Batteries International Ltd.                  Electrical & Electronics                  37,000              110,247
   * GP Batteries International Ltd., wts.            Electrical & Electronics                   9,250               14,106
   * Hai Sun Hup Group Ltd.                           Transportation                         3,986,000            2,871,637
   * Hai Sun Hup Group Ltd., wts                      Transportation                           872,400              231,875
     Hinds Hotels International Ltd.                  Leisure & Tourism                        244,000              436,903
     Hinds Hotels International Ltd., fgn.            Leisure & Tourism                        170,000              304,400
     Hour Glass Ltd.                                  Merchandising                            320,000              250,682
     Inchcape Bhd., fgn.                              Wholesale & International Trade        1,290,000            4,646,779
     Isetan (Singapore) Ltd., fgn.                    Merchandising                             68,000              154,102
   * Jaya Holdings Ltd.                               Transportation                           748,000              504,875
     Jaya Holdings Ltd., 3.00%, conv. ln. stk.,
        8/31/98                                       Transportation                            80,400               58,766
     Jaya Holdings Ltd., wts.                         Transportation                            75,240               28,024
     Jurong Shipyard, fgn                             Machinery & Engineering                2,290,000            9,930,755
     MCL Land Ltd.                                    Real Estate                            1,522,000            2,310,093
     Natsteel Ltd., fgn.                              Metals & Mining                        1,489,000            3,790,977
     Natsteel Ltd., loc.                              Metals & Mining                          954,000            2,428,873
     Osprey Maritime Ltd.                             Transportation                           332,000              434,245
   * Osprey Maritime Ltd., rts.                       Transportation                           511,280               97,543
     Overseas Union Enterprise Ltd.                   Leisure & Tourism                          1,000                4,616
     Prima Ltd.                                       Food & Household Products                100,000              339,931
     Robinson & Co. Ltd.                              Merchandising                             51,000              265,755
     Sembawang Corp. Ltd.                             Multi-Industry                         1,722,000            7,828,915
     Singapore Bus Service (1978) Ltd., fgn.          Transportation                           206,600              989,865
   * TIBS Holdings Ltd.                               Transportation                            78,000              105,840
     United Industrial Corp.                          Real Estate                              817,000              617,164
     United Industrial Corporation Ltd., fgn.         Real Estate                            3,836,000            2,897,727
     WBL Corp. Ltd.                                   Multi-Industry                           604,000            1,825,054
                                                                                                              -------------
                                                                                                                 54,980,649
      ---------------------------------------------------------------------------------------------------------------------
SLOVAK REPUBLIC: 0.3%
   * Nafta Gbely AS                                   Utilities Electrical & Gas                97,570            3,192,261
   * Slovakofarma AS                                  Health & Personal Care                       299               33,794
     Slovnaft AS                                      Chemicals                                105,971            2,616,101
     Vychodoslovenske Zeleziarne AS                   Metals & Mining                           12,250              229,544
                                                                                                              -------------
                                                                                                                  6,071,700
      ---------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES / PRINCIPAL
                                                                                               IN
                   COUNTRY/ISSUE                                  INDUSTRY               LOCAL CURRENCY          VALUE
      ---------------------------------------------------------------------------------------------------------------------
                       LONG TERM SECURITIES (CONT.)
      ---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA: 2.9%
     Aeci Ltd.                                        Chemicals                                 81,000       $      482,036
     Alpha Ltd.                                       Building Materials & Components           83,800            1,445,305
     Anglo American Industrial Corp. Ltd.             Multi-Industry                            61,294            2,688,452
     Anglo American Platinum Corp. Ltd.               Metals & Mining                           34,329              283,742
     Anglovaal Industried Ltd.                        Multi-Industry                           444,370            1,625,863
     BTR Dunlop Ltd.                                  Industrial Components                  1,441,400            1,429,645
     CG Smith Ltd.                                    Multi-Industry                           803,000            4,477,827
     Del Monte Royal Foods Ltd                        Food & Household Products              4,323,150            2,239,234
     Edgars Stores                                    Textiles & Apparel                        64,500            1,684,648
     Engen Ltd.                                       Energy Sources                         1,591,341            7,944,429
     First National Bank Holdings Ltd.                Banking                                  358,400            3,080,802
     Foodcorp Ltd.                                    Food & Household Products                 46,783              355,745
     Kersaf Investments Ltd.                          Leisure & Tourism                        114,800              798,312
     Malbak Ltd.                                      Multi-Industry                           354,700              562,892
     McCarthy Retail Ltd.                             Appliances & Household Durables          617,000            1,767,908
     McCarthy Retail Ltd., zero, conv., 9/30/03       Appliances & Household Durables          105,000**            302,017
     Nedcor Ltd.                                      Banking                                  106,437            2,357,707
     Palabora Mining Co. Ltd.                         Metals & Mining                          160,200            2,966,013
     Potgietersrust Platinums Ltd.                    Metals & Mining                           67,251              507,681
   * Rainbow Chicken Ltd.                             Food & Household Durables                334,500               67,092
     Rainbow Chicken Ltd., conv., pfd.                Food & Household Products                827,983              164,246
     Rembrandt Group Ltd.                             Multi-Industry                           177,670            1,895,356
     Reunert Ltd.                                     Electrical & Electronics                 267,500              916,823
     Sappi Ltd.                                       Forest Products & Paper                  795,260            7,186,612
     Sentrachem Ltd.                                  Chemicals                              1,393,700            2,457,483
     South African Breweries Ltd.                     Beverages & Tobacco                      164,000            5,033,502
     South African Iron & Steel Industrial Corp.
        Ltd.                                          Metals & Mining                       11,010,123            7,280,222
     Sun International (South Africa) Ltd.            Leisure & Tourism                      2,230,328            1,258,461
     Toyota South Africa Limited                      Automobiles                                  600                3,795
     Voltex Holdings Ltd.                             Electrical & Electronics                 321,700              181,519
                                                                                                              -------------
                                                                                                                 63,445,369
      ---------------------------------------------------------------------------------------------------------------------
SRI LANKA: 0.0%
     Aitken Spence & Co. Ltd.                         Multi-Industry                            50,000              158,147
     Associated Motorways Ltd.                        Automobiles                               50,132               31,284
   * Ceylon Holiday Resorts Ltd.                      Leisure & Tourism                        108,300               81,470
     Lanka Walltile Ltd.                              Building Materials & Components           34,000               17,439
     National Develpoment Bank of Sri Lanka           Banking                                   70,000              311,164
     United Motor Lanka Ltd.                          Automobiles                              134,400              121,785
                                                                                                              -------------
                                                                                                                    721,289
      ---------------------------------------------------------------------------------------------------------------------
THAILAND: 4.9%
     American Standard Sanitaryware (THB) Public
        Co. Ltd., fgn                                 Building Materials & Components          180,200              966,910
     Asia Credit Public Co. Ltd.                      Financial Services                       359,200              755,700
     Asia Credit Public Co. Ltd. fgn.                 Financial Services                        81,000              206,369
   * Asia Fibre Public Co. Ltd., fgn.                 Textiles & Apparel                       669,500              160,235
     Ayudhya Insurance Public Co. Ltd., fgn.          Insurance                                186,800            1,442,193
     Bangkok Bank Public Co. Ltd.                     Banking                                2,289,800           11,402,594
     Bangkok Bank Public Co. Ltd., fgn.               Banking                                  100,000              687,126
     Bangkok Insurance                                Insurance                                 32,200              415,163
     Bangkok Insurance, fgn.                          Insurance                                  4,900               85,592
     Bangkok Land Public Co. Ltd., fgn.               Real Estate                              694,000              495,619
     Bank of Ayudhya Public Co. Ltd.                  Banking                                   93,000              143,602
     Bank of Ayudhya Public Co. Ltd., fgn.            Banking                                1,196,600            1,870,770
     Charoen Pokphand Feedmill Public Co. Ltd.        Food & Household Products                762,900            1,501,946
     Chareon Pokphand Feedmill Public Co. Ltd.,
        fgn.                                          Food & Household Products                497,800            1,229,847
     First Bangkok City Bank Public Co. Ltd., fgn.    Banking                                2,002,000            1,603,609
     Hana Microelectronics Co. Ltd.                   Electrical & Electronics                 131,000              611,890

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES / PRINCIPAL
                                                                                               IN
                   COUNTRY/ISSUE                                  INDUSTRY               LOCAL CURRENCY          VALUE
      ---------------------------------------------------------------------------------------------------------------------
                       LONG TERM SECURITIES (CONT.)
      ---------------------------------------------------------------------------------------------------------------------
                                   THAILAND (cont.)
     Hana Microelectronics Co. Ltd., fgn.             Electrical & Electronics                 241,900       $    1,297,977
     Hua Thai Manufacturing Public Co. Ltd.           Textiles & Apparel                       125,100              212,484
     Industrial Finance Corp. of Thailand, fgn.       Banking                                3,190,700            4,064,586
     Jasmine International Public Co. Ltd.            Telecommunications                     1,695,700            1,571,002
     Jasmine International Public Co. Ltd., fgn.      Telecommunications                       677,000              601,081
   * Karat Sanitaryware Public Co. Ltd., fgn.         Building Materials & Components          242,550              121,720
     Kian Gwan (Thailand) Public Co. Ltd., fgn.       Real Estate                              104,000              264,968
   * Land and House Public Company Ltd., fgn.         Multi-Industry                         1,511,800            3,151,407
     Land and House Public Company Ltd.               Multi-Industry                           910,800            1,446,350
     Phatra Thanakit Public Co. Ltd.                  Multi-Industry                         2,618,000            2,678,132
     Phatra Thanakit Public Co. Ltd., fgn.            Multi-Industry                         1,725,100            2,130,986
     Regional Container Lines Public Co. Ltd., fgn.   Transportation                           153,200              910,743
   * Royal Ceramic Industry Public Co. Ltd., fgn.     Building Materials & Components          167,400               25,848
     Saha Pathanapibul Public Co Ltd., fgn.           Food & Household Products                593,100            1,053,179
     Saha Union Public Co. Ltd.                       Multi-Industry                         4,104,800            2,574,908
     Saha Union Public Co. Ltd., fgn.                 Multi-Industry                         1,074,300              787,944
     Sanyo Universal Electric Public Co Ltd., fgn.    Applicances & Household Durables          474,400             412,044
     Sanyo Universal Electric Public Co. Ltd.         Applicances & Household Durables          101,500              88,159
     Serm Suk Public Co. Ltd.                         Food & Household Products                190,800            2,356,919
     Siam Cement Co. Ltd.(The), fgn.                  Building Materials & Components          405,800            7,017,887
     Siam Cement Public Co. Ltd. (The)                Building Materials & Components           45,300              674,997
     Siam City Bank Public Co. Ltd., fgn.             Banking                                6,917,300            4,072,141
     Siam Commercial Bank Ltd., fgn.                  Banking                                  384,604            1,573,751
     Siam Commercial Bank Ltd., loc.                  Banking                                  575,696            2,155,665
   * Sino-Thai Engineering & Construction Public
        Co.                                           Construction & Housing                   261,000              725,420
   * Sino-Thai Engineering & Construction Public
        Co., fgn.                                     Construction & Housing                   637,900            1,772,970
   * Thai Airways International Public Co. Ltd.       Transportation                         1,998,800            2,932,036
     Thai Asahi Glass Public Co. Ltd.                 Building Materials & Components           94,910               56,788
     Thai Asahi Glass Public Co. Ltd., fgn.           Building Materials & Components           32,000               19,147
     Thai Farmers Bank Public Co. Ltd.                Banking                                6,553,400           20,111,766
     Thai Farmers Bank Public Co. Ltd., fgn.          Banking                                  214,300              909,979
     Thai Investments and Securities Ltd.             Financial Services                       933,800            1,910,496
     Thai Military Bank Ltd., fgn.                    Banking                                2,658,800            2,976,460
     Thai Petrochemical Industry Public Co. Ltd.,
        fgn.                                          Chemicals                              2,076,360            1,302,484
     Thai Rayon Public Co. Ltd.                       Textiles & Apparel                        33,546               71,223
     Thai Rayon Public Co. Ltd., fgn.                 Textiles & Apparel                        38,214               82,240
   * Thai Telephone & Telecommunication Public Co.
        Ltd.                                          Telecommunications                     1,315,700              545,986
     Thai Wacoal Public Co. Ltd., fgn.                Textiles & Apparel                       236,550              785,304
     Thai Wah Public Co. Ltd., fgn.                   Multi-Industry                             8,450                3,262
     Tipco Asphalt Public Co. Ltd.                    Building Materials & Components          179,000              932,831
     Tipco Asphalt Public Co. Ltd., fgn, (TASCO)      Building Materials & Components          378,000            1,969,890
     Total Access Communication Public Co. Ltd.       Telecommunications                       362,000            1,679,680
     United Communications Industries, fgn.           Multi-Industry                           833,600            3,507,524
     United Communications Industry Public Co.
        Ltd., loc.                                    Multi-Industry                           461,000            1,904,150
     United Motor Works (Siam) Public Co. Ltd.        Machinery & Engineering                    2,100                2,493
                                                                                                              -------------
                                                                                                                109,026,172
      ---------------------------------------------------------------------------------------------------------------------
TURKEY: 4.1%
     Akbank                                           Banking                              312,720,248           26,845,177
     Akcansa Cimento                                  Building Materials & Components        5,768,740              796,224
     Alarko Gayrimenkul Yatirim Ortakigi AS           Real Estate                            5,920,000              251,109
     Alarko Sanayii ve Ticaret SA                     Appliances & Household Durables        1,704,000              203,642
     Alcatel Teletas Endustri Tic AS                  Telecommunications                    18,500,000            3,425,349
   * Anadolu Anonim Turk Sigorta Sirketi              Insurance                              5,559,000              149,712

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES / PRINCIPAL
                                                                                               IN
                   COUNTRY/ISSUE                                  INDUSTRY               LOCAL CURRENCY          VALUE
      ---------------------------------------------------------------------------------------------------------------------
                       LONG TERM SECURITIES (CONT.)
      ---------------------------------------------------------------------------------------------------------------------
                                     TURKEY (cont.)
   * Anadolu Anonim Turk Sigorta Sirketi, new         Insurance                              5,504,000       $      148,231
     Arcelik AS                                       Appliances & Household Durables       73,770,428            9,933,739
     Bagfas                                           Chemicals                              1,678,000              401,070
     Beko Elektronik AS                               Appliances & Household Durables       40,500,490            3,272,216
     Borusan AS                                       Industrial Components                  4,898,000              296,799
     Cimentas Izmir Cimento Fabrikasi Turk AS         Building Materials & Components       12,530,450            1,666,227
     Cimsa Cimento Sanayi ve Ticaret AS               Building Materials & Components       13,223,000            1,780,576
     Erciyas Biracilik                                Food & Household Products             33,547,000            4,009,152
     Eregli Demir ve Celik Fabrikalari AS             Metals & Mining                       56,398,000            9,398,084
     Finansbank                                       Banking                               75,351,654              862,466
     Izocam Ticaret ve Sanayii AS, br.                Building Materials & Components       11,575,388              397,472
     Kartonsan                                        Forest Products & Paper               16,851,250            1,219,656
     Koc Holding AS                                   Multi-Industry                         5,493,333            1,294,507
     Koc Yatirim ve Sanayii Mamullesi Pazarlanca AS   Multi-Industry                        13,065,962            3,474,873
     Marshall Boya ve Vernik Sanayii AS               Industrial Components                  7,106,568              885,181
   * Netas Northern Electric Telekomunic Asyon AS     Electrical & Electronics               2,520,000              695,640
     Petkim Petrokimya Holding AS                     Chemicals                              3,063,000            1,051,762
     Sasa Suni Ve Sentetik Elyaf Sanayi AS            Chemicals                              5,600,000              256,388
     Tat Konserve Sanayii AS                          Food & Household Products             16,780,828            1,242,815
     Tekstil Bankasi AS, br.                          Banking                                2,574,341               35,532
     Tofas Turk Otomobil Fabrikasi AS                 Automobiles                          105,457,125            5,112,212
     Turk Demir Dokum, br.                            Appliances & Household Durables       28,983,325            1,463,558
     Turkiye Garanti Bankasi AS                       Banking                              263,719,297            9,943,296
     Vakif Finansal Kiralama AS                       Financial Services                    11,368,730              177,965
   * Vakif Finansal Kiralama AS, new                  Financial Services                    17,053,094              169,354
                                                                                                              -------------
                                                                                                                 90,859,984
      ---------------------------------------------------------------------------------------------------------------------
VENEZUELA: 1.4%
     Banco Provincial SAICA                           Banking                                  149,519              304,379
     Ceramica Carabobo CA, A                          Building Materials & Components          343,200              373,653
     Ceramica Carabobo CA, A, ADR                     Building Materials & Components          287,149              312,628
     Ceramica Carabobo CA, B                          Building Materials & Components        1,924,264            2,055,379
     Consolidada Carabobo, B                          Building Materials & Components        9,505,918              541,879
   * Corporacion Industrial Carabobo Saca SIC         Building Materials & Components        2,163,581              126,667
     Electricidad de Caracas                          Utilities Electrical & Gas             8,353,015           13,383,046
     H.L. Boulton & Co. SA                            Multi-Industry                         8,083,983              635,187
     Industrias Ventane                               Utilities Electrical & Gas               280,000              198,437
   * Manufacturera de Aparatos Domesticos SA          Appliances & Household Durables          180,613              192,929
     Mavesa SA, ADR                                   Food & Household Products                661,312            6,695,784
     Siderurgica Venezolana Sivensa Saica Svs         Metals & Mining                          683,296              353,716
     Siderurgica Venezolana Sivensa Saica Svs, ADR    Metals & Mining                          362,630            1,877,194
     Siderurgica Venezolana Sivensa SAICA Svs.,
        ADR, B, new                                   Metals & Mining                           39,179              181,084
     Vencemos de Cementos SA                          Building Materials & Components        1,113,857            3,775,360
     Venezolana de Cementos-Vencemos, #2              Building Materials & Components          111,812              360,606
     Venezolana Prerreducidos Caroni Venprecar CA,
        GDS, 144A                                     Metals & Mining                              118                  713
                                                                                                              -------------
                                                                                                                 31,368,641
      ---------------------------------------------------------------------------------------------------------------------
ZIMBABWE: 0.1%
     Delta Corp.                                      Multi-Industry                            42,258               64,841
     Meikles Africa Ltd.                              Multi-Industry                           200,000              492,000
     Ta Holdings                                      Multi-Industry                            25,000                4,713
     Zimbabwe Sun Ltd.                                Multi-Industry                         2,621,700              976,960
                                                                                                              -------------
                                                                                                                  1,538,514
                                                                                                              -------------
TOTAL LONG TERM SECURITIES (cost $1,545,172,445)                                                              1,945,325,275
      ---------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES / PRINCIPAL
                                                                                               IN
                   COUNTRY/ISSUE                                  INDUSTRY               LOCAL CURRENCY          VALUE
      ---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 12.2% (cost $271,319,110)
      ---------------------------------------------------------------------------------------------------------------------
     U. S. Treasury Bills, 4.68% to 5.12% with                                             273,308,000       $  271,316,931
        maturities to 9/25/97
      ---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.9% (cost $1,816,491,555)                                                                2,216,642,206
OTHER ASSETS, LESS LIABILITIES: 0.1%                                                                              3,150,957
                                                                                                              -------------
TOTAL NET ASSETS: 100.0%                                                                                     $2,219,793,163
                                                                                                              =============

 * NON-INCOME PRODUCING.
** PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.
 + THE INVESTMENT COMPANY ACT OF 1940 DEFINES "AFFILIATED COMPANIES" AS
   INVESTMENTS IN PORTFOLIO COMPANIES IN WHICH THE FUND OWNS 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES. INVESTMENTS IN AFFILIATED COMPANIES AT JUNE 30, 1997 WERE $14,906,079.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

Assets:
   Investment in securities, at value (identified cost $1,816,491,555)                                  $2,216,642,206
   Cash                                                                                                      6,005,535
   Receivables:
      Investment securities sold                                                                             4,040,934
      Capital shares sold                                                                                    3,430,113
      Dividends and interest                                                                                 7,420,787
   Unamortized organization costs                                                                                6,268
                                                                                                        -------------
         Total assets                                                                                    2,237,545,843
                                                                                                        -------------
Liabilities:
   Payables:
      Investment securities purchased                                                                       13,540,988
      Fund shares redeemed                                                                                      74,954
      Accrued expenses                                                                                       4,136,738
                                                                                                        -------------
         Total liabilities                                                                                  17,752,680
                                                                                                        -------------
Net assets, at value                                                                                    $2,219,793,163
                                                                                                        =============
Net assets consist of:
   Undistributed net investment income                                                                  $   18,242,869
   Net unrealized appreciation                                                                             400,150,651
   Accumulated net realized gain                                                                            21,509,789
   Net capital paid in on shares of capital stock                                                        1,779,889,854
                                                                                                        -------------
Net assets, at value                                                                                    $2,219,793,163
                                                                                                        =============
Shares outstanding                                                                                         149,377,290
                                                                                                        =============
Net asset value per share
  ($2,219,793,163 / 149,377,290 shares outstanding)                                                     $        14.86
                                                                                                        =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (cont.)
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
for the six months ended June 30, 1997 (unaudited)

Investment income: (net of $1,493,422 foreign taxes withheld)
   Dividends                                                                               $ 29,192,609
   Interest                                                                                   5,831,455
                                                                                           ------------
      Total income                                                                                         $ 35,024,064
Expenses:
   Management fees (Note 3)                                                                  11,815,603
   Administrative fees (Note 3)                                                                 814,985
   Transfer agent fees                                                                            3,800
   Custodian fees                                                                             2,088,750
   Reports to shareholders                                                                       10,900
   Audit fees                                                                                    21,000
   Legal fees (Note 3)                                                                           18,000
   Registration and filing fees                                                                  70,000
   Directors' fees and expenses                                                                  27,500
   Amortization of organization costs                                                               706
   Other                                                                                         79,406
                                                                                           ------------
      Total expenses                                                                                         14,950,650
                                                                                                           ------------
         Net investment income                                                                               20,073,414
Realized and unrealized gain (loss):
   Net realized gain (loss) on:
      Investments                                                                            22,400,937
      Foreign currency transactions                                                            (535,235)
                                                                                           ------------
                                                                                             21,865,702
   Net unrealized appreciation on investments                                               294,319,327
                                                                                           ------------
         Net realized and unrealized gain                                                                   316,185,029
                                                                                                           ------------
Net increase in net assets resulting from operations                                                       $336,258,443
                                                                                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (cont.)
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS
                                                                                        ENDED
                                                                                    JUNE 30, 1997        YEAR ENDED
                                                                                     (UNAUDITED)      DECMEBER 31, 1996
                                                                                    -------------     -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                         $   20,073,414     $    19,617,150
      Net realized gain on investments and foreign currency transactions                21,865,702          19,339,283
      Net unrealized appreciation                                                      294,319,327         154,324,968
                                                                                    --------------      --------------
         Net increase in net assets resulting from operations                          336,258,443         193,281,401
   Distributions to shareholders:
      From net investment income                                                        (2,696,021)        (18,840,261)
      From net realized gain                                                            (2,695,988)        (18,732,279)
   Capital share transactions (Note 2)                                                 323,390,110         611,312,694
                                                                                    --------------      --------------
      Net increase in net assets                                                       654,256,544         767,021,555
Net assets:
   Beginning of period                                                               1,565,536,619         798,515,064
                                                                                    --------------      --------------
   End of period                                                                    $2,219,793,163     $ 1,565,536,619
                                                                                    ==============      ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Markets Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing in securities of issuers of countries having emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Brazilian government has exercised and may continue to exercise substantial influence over the exchange of Brazilian currency. Under current Brazilian law, whenever there occurs a serious imbalance of Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance. Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. The Fund has investments in Brazilian companies with a value of approximately $251,589,738 as of June 30, 1997.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

D. UNAMORTIZED ORGANIZATION COSTS

Organization costs are amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At June 30, 1997, there were 700 million shares authorized ($0.01 par value), of which 225 million shares have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                            SIX MONTHS ENDED                 YEAR ENDED
                                                              JUNE 30, 1997               DECEMBER 31, 1996
                                                        -------------------------     ------------------------
                                                         SHARES         AMOUNT          SHARES        AMOUNT
                                                       ----------    -------------    ----------   ------------
           Shares sold                                  33,653,696   $ 461,849,038    53,130,712   $630,783,063
           Shares issued on reinvestment of
             distributions                                 441,115       5,995,207     2,750,716     33,001,287
           Shares redeemed                             (10,429,294)   (144,454,135)   (4,431,413)   (52,471,656)
                                                        ----------    ------------    ----------   ------------
           Net increase                                 23,665,517   $ 323,390,110    51,450,015   $611,312,694
                                                        ==========    ============    ==========   ============

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited) (cont.)
--------------------------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FTSI based on the Company's aggregate average net assets as follows: 0.15% per annum on the first $200 million, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% in excess of $1.2 billion. TAML and FTSI agreed in advance to limit total expenses of the Fund to an annual rate of 1.6% of average net assets through May 1, 1998. For the six months ended June 30, 1997, no reimbursement was necessary under the agreement.

During the period ended June 30, 1997, legal fees of $18,000 were paid to a law firm in which an officer of the Company is a partner.

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1997, aggregated $296,206,292 and $110,573,109 respectively.

5. INCOME TAXES

At June 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,816,856,780 was as follows:

           Unrealized appreciation                                                             $ 555,485,450
           Unrealized depreciation                                                              (155,700,024)
                                                                                               -------------
           Net unrealized appreciation                                                         $ 399,785,426
                                                                                               =============

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., which contains more complete information including risk factors, charges, and expenses.

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Investing in developing markets involves special considerations, which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. These special considerations are discussed in the Fund's prospectus. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                              700 Central Avenue
                                              St. Petersburg, Florida 33701-3628

                                          Institutional Services: 1-800-321-8563
                                                Fund Information: 1-800-362-6243

[RECYCLED LOGO]